Exhibit 99.1

EXECUTION COPY

$350,000,000

Visant Holding Corp.

8 3/4% Senior Notes Due 2013

PURCHASE AGREEMENT

March 31, 2006

Lehman Brothers Inc.

745 Seventh Avenue

New York, New York 10019

Banc of America Securities LLC

9 West 57th Street, 40th Floor

New York, New York 10019

Ladies and Gentlemen:

Visant Holding Corp., a Delaware corporation (the “Company”), proposes, subject to the terms and conditions stated herein, to issue and sell to the Purchasers named in Schedule I hereto (the “Purchasers”) an aggregate of $350,000,000 principal amount of the Notes of the Company, specified above (the “Securities”).  As used herein, the term “Subsidiaries” shall mean all subsidiaries of the Company existing as of the Time of Delivery and the term “Operative Documents” shall mean this Agreement (including the counterparts to be executed at the Time of Delivery), the Registration Rights Agreement (as defined below), the Indenture (as defined below) and the Securities.

1.             The Company represents and warrants to, and agrees with, each of the Purchasers that:

(a)           A Preliminary Offering Memorandum dated March 30, 2006 (the “Preliminary Offering Memorandum”) relating to the Securities to be offered by the Purchasers and a Final Offering Memorandum (the “Final Offering Memorandum”) disclosing the offering price and other final terms of the Securities dated the date of this Agreement (even if finalized and issued subsequent to the date of this Agreement) have been or will be prepared by the Company.  “Pricing Disclosure Package” means the Preliminary Offering Memorandum, together with any Issuer Free Writing Communication (as defined below) existing at the Applicable Time (as defined below) as evidenced by its being specified in Schedule II to this Agreement (including the term sheet listing the final terms of the Securities and their offering, included in Schedule II to this Agreement, which is referred to as the “Terms Communication”).  Any reference herein to the Preliminary Offering Memorandum, the Final Offering Memorandum or the Pricing Disclosure Package shall be deemed to refer to and include any Additional Issuer Information (as defined in Section 5(f)) furnished by the Company prior to the completion of the distribution of the Securities and any document filed under the Securities Exchange Act of 1934 (the “Exchange Act”) and deemed to be incorporated in the Preliminary Offering Memorandum, the Final Offering Memorandum or the Pricing Disclosure Package by reference.  “Applicable Time” means 3:45 p.m. (EST time) on the date of this Agreement.  The Preliminary Offering Memorandum, as of the date thereof (without giving effect to changes that occurred subsequent to the date thereof) did not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.  As of the date of this Agreement and as of the Closing Date, the Final Offering Memorandum does not and will not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.  At the Applicable Time neither (i) the Pricing Disclosure Package, nor (ii) any individual Supplemental Marketing Material (as defined below), when considered together with the Pricing Disclosure Package, included any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding three sentences do not apply to statements in or omissions from the Preliminary or Final Offering Memorandum, the Pricing Disclosure Package or any Supplemental Marketing Material based upon written information furnished to the Company by any Purchaser specifically for use therein, it being understood and agreed that the only such information is that described as such in Section 8(a) hereof.  On the date of this Agreement, the Company’s annual report on Form 10-K most recently filed with the Securities and Exchange Commission (the “Commission”) and all subsequent reports which have been filed by the Company with the Commission pursuant to the Exchange Act and incorporated by reference in the Preliminary Offering Memorandum and Final Offering Memorandum (collectively, the “Exchange Act Reports”) do not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. Such documents, when they were filed with the Commission, conformed in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder.

“Free Writing Communication” means a written communication (as such term is defined in Rule 405 under the Securities Act of 1933 (the “Securities Act”)) that constitutes an offer to sell or a solicitation of an offer to buy the Securities and is made by means other than the Preliminary Offering Memorandum or the Final Offering Memorandum.  “Issuer Free Writing Communication” means a Free Writing Communication prepared by or on behalf of the Company, used or referred to by the Company or containing a description of the final terms of the Securities or of their offering, in the form retained in the Company’s records. “Supplemental Marketing Material” means any Issuer Free Writing Communication other than any Issuer Free Writing Communication specified in Schedule II to this Agreement;

(b)           None of the Company or any of its Subsidiaries has sustained since the date of the latest audited financial statements included in the Pricing Disclosure Package any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Pricing Disclosure Package; and, since the respective dates as of which information is given in the Pricing Disclosure Package, there has not been any material change in the capital stock or long-term debt of the Company or any of its Subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders’ equity or results of operations of the Company and its Subsidiaries, otherwise than as set forth or contemplated in the Pricing Disclosure Package;

(c)            The Company and its Subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects except (i) such as are described in the Pricing Disclosure Package, or (ii) such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its Subsidiaries; and except as could not reasonably be expected to have a material adverse effect upon the business, properties, financial condition or earnings of the Company and its Subsidiaries taken as a whole (a “Material Adverse Effect”), any real property and buildings held under lease by the Company and its Subsidiaries are held by them under valid, subsisting and enforceable leases;

(d)           Each of the Company and each of its Subsidiaries has been duly incorporated or formed and is validly existing as a corporation in good standing under the laws of their respective jurisdictions of incorporation or organization with power and authority (corporate and other) to own its properties and conduct its business as described in the Pricing Disclosure Package, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except where the failure to so qualify or to be in good standing could not reasonably be expected to have a Material Adverse Effect;

(e)            All of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non assessable;

(f)            All of the issued shares of capital stock of each Subsidiary have been duly and validly authorized and issued, are fully paid and non-assessable and, except for director’s qualifying shares and as otherwise set forth in the Pricing Disclosure Package, are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims;

(g)           This Agreement has been duly authorized, executed and delivered by the Company;

(h)           The Securities have been duly authorized by the Company and, when issued and delivered pursuant to this Agreement, will have been duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Company, entitled to the benefits provided by the indenture to be dated as of April 4, 2006 (the “Indenture”) among the Company and U.S. Bank National Association, as Trustee (the “Trustee”), under which they are to be issued; the Indenture has been duly authorized by the Company and, when executed and delivered by the Company and the Trustee, the Indenture will constitute a valid and legally binding instrument, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors’ rights and to general equity principles; and the Securities and the Indenture will conform to the descriptions thereof in the Pricing Disclosure Package and the Final Offering Memorandum;

(i)             The exchange and registration rights agreement (the “Registration Rights Agreement”) has been duly authorized by the Company, and when executed and delivered by the Company, will constitute the valid and legally binding obligation of the Company, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors’ rights and to general equity principles.  Pursuant to the Registration Rights Agreement, the Company will agree to file with the Commission, under the circumstances set forth therein, (i) a registration statement under the United States Securities Act of 1933, as amended (the “Act”) relating to another series of debt securities of the Company with terms substantially identical to the Securities (the “Exchange Securities”) to be offered in exchange for the Securities (the “Exchange Offer”), and (ii) to the extent required by the Registration Rights Agreement, a shelf registration statement pursuant to Rule 415 of the Act relating to the resale by certain holders of the Securities, and in each case, to use its commercially reasonable efforts to cause such registration statements to be declared effective;

(j)             The Exchange Securities have been duly authorized by the Company, and when executed, authenticated, issued and delivered in accordance with the terms of the Exchange Offer and the Indenture, the Exchange Securities will be entitled to the benefits of the Indenture and will constitute valid and legally binding obligations of the Company entitled to the benefits provided by the Indenture, enforceable in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors’ rights and to general equity principles.  The Exchange Securities will conform to the descriptions thereof in the Pricing Disclosure Package and the Final Offering Memorandum;

(k)            Other than the Registration Rights Agreement or as described in the Pricing Disclosure Package, or as required by the terms of (i) the Registration Rights Agreement, dated November 25, 2003, among the Company, Credit Suisse Securities (USA) LLC (f/k/a Credit Suisse First Boston LLC) and Deutsche Bank Securities Inc., (ii) the Exchange and Registration Rights Agreement dated October 4, 2004, among Visant Corporation, the Subsidiary Guarantors party thereto and the Initial Purchasers party thereto, (iii) the Stock Purchase and Stockholders’ Agreement, dated as of September 3, 2003, among Visant Holding Corp., Visant Corporation and the stockholders party thereto, (iv) the Stockholders’ Agreement, dated as of July 29, 2003, among the Company and the stockholders party thereto, (v) the Stockholders Agreement, dated as of October 4, 2004, among Visant Holding Corp. and the stockholders named therein, (vi) agreements to cover equity issued under the Third Amended and Restated 2004 Stock Option Plan for Key Employees of Visant Holding Corp. and its Subsidiaries dated March 22, 2006 and (vii) the Jostens Holding Corp. 2003 Stock Incentive Plan, effective October 30, 2003 (collectively, the “Existing Exchange and Registration Rights Agreements”), there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company or to require the Company to include such securities with the Exchange Securities registered pursuant to any Registration Statement (as such term is defined in the Registration Rights Agreement);

(l)             None of the transactions contemplated by this Agreement (including, without limitation, the use of the proceeds from the sale of the Securities) will violate or result in a violation of Section 7 of the Exchange Act, or any regulation promulgated thereunder, including, without limitation, Regulations T, U, and X of the Board of Governors of the Federal Reserve System;

(m)           No “nationally recognized statistical rating organization” as such term is defined for purposes of Rule 436(g)(2) under the Securities Act (i) has imposed (or has informed the Company that it is considering imposing) any condition (financial or otherwise) on the Company’s retaining any rating assigned to the Company, any securities of the Company or (ii) has indicated to the Company that it is considering (a) the downgrading, suspension, or withdrawal of, or any review for a possible change that does not indicate the direction of the possible change in, any rating so assigned or (b) any change in the outlook for any rating of the Company or any securities of the Company, in each case except as expressly stated in the press releases of Moody’s Investors Service and Standard & Poor’s Ratings Services with respect to the Company, each dated as of March 30, 2006;

(n)           Prior to the date hereof, none of the Company, any of its Subsidiaries, or, to the Company’s knowledge, any of its control affiliates has taken any action which is designed to or which has constituted or which might have been expected to cause or result in stabilization or manipulation of the price of any security of the Company in connection with the offering of the Securities;

(o)           The issue and sale of the Securities and the compliance by the Company with all of the provisions of the Securities, the Indenture, the Registration Rights Agreement and this Agreement and the consummation of the transactions herein and therein contemplated (including the Company’s use of the net proceeds from the sale of the Securities in the manner specified in the Pricing Disclosure Package and the Final Offering Memorandum under the caption “Use of Proceeds”) will not, except as could not reasonably be expected to have a Material Adverse Effect, conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound or to which any of the property or assets of the Company or any of its Subsidiaries is subject, nor will such action result in any violation of the provisions of the Certificate of Incorporation or By-laws of the Company or any of its Subsidiaries or, except as could not reasonably be expected to have a Material Adverse Effect, any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its Subsidiaries or any of their properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Securities, or the consummation by the Company of the transactions contemplated by the Operative Documents, except for (i) the filing of a registration statement by the Company with the Commission pursuant to the Act relating to the Exchange Securities and (iii) such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Purchasers;

(p)           Neither the Company nor any of its Subsidiaries is in violation of its Certificate of Incorporation or By-laws or, except as could not reasonably be expected to have a Material Adverse Effect, in default in the performance or observance of any material obligation, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound;

(q)           (A) The statements set forth in the Preliminary Offering Memorandum and the Final Offering Memorandum under the caption “Description of the Notes” (in the case of the Preliminary Offering Memorandum, as such description shall have been supplemented by the Terms Communication), insofar as they purport to constitute a summary of the terms of the Securities, the Indenture and the Registration Rights Agreement, (B) the statements set forth in the Preliminary Offering Memorandum and the Final Offering Memorandum under the caption “Description of Other Indebtedness” and (C) the statements set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005, in Item 13., “Certain Relationships and Related Party Transactions”, insofar as they purport to describe the provisions of the documents referred to therein, are accurate, complete and fair in all material respects;

(r)            Other than as set forth in the Pricing Disclosure Package, there are no legal or governmental proceedings pending to which the Company or any of its Subsidiaries is a party or of which any property of the Company or any of its Subsidiaries is the subject which, if determined adversely to the Company or any of its Subsidiaries, would individually or in the aggregate have a Material Adverse Effect; and, to the Company’s knowledge, no such proceedings are threatened by governmental authorities or threatened by others;

(s)            When the Securities are issued and delivered pursuant to this Agreement, the Securities will not be of the same class (within the meaning of Rule 144A) under the Act as securities or guarantees which are listed on a national securities exchange registered under Section 6 of the Exchange Act or quoted in a U.S. automated inter-dealer quotation system;

(t)            The Company is not subject to Section 13 or 15(d) of the Exchange Act;

(u)           None of the Company or any of its Subsidiaries is an open-end investment company, unit investment trust or face-amount certificate company that is or is required to be registered under Section 8 of the United States Investment Company Act of 1940 (the “Investment Company Act”), and after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Pricing Disclosure Package and the Final Offering Memorandum, will not be an “investment company”, as such term is defined in the Investment Company Act;

(v)           None of the Company, any of its Subsidiaries, nor any person acting on its or their behalf has offered or sold the Securities by means of any general solicitation or general advertising within the meaning of Rule 502(c) under the Act or, with respect to Securities sold outside the United States to non-U.S. persons (as defined in Regulation S under the Act (“Regulation S”)), by means of any directed selling efforts within the meaning of Regulation S and the Company, any affiliate of the Company and any person acting on its or their behalf has complied with and will implement the “offering restriction” within the meaning of Regulation S;

(w)           Within the preceding six months, none of the Company or any other person acting on behalf of the Company has offered or sold to any person any Securities, or any securities of the same or a similar class as the Securities, other than Securities offered or sold to the Purchasers hereunder.  The Company will take reasonable precautions designed to insure that any offer or sale, direct or indirect, in the United States or to any U.S. person (as defined in Regulation S) of any Securities or any substantially similar security issued by the Company, within six months subsequent to the date on which the distribution of the Securities has been completed (as notified to the Company by the Purchasers), is made under restrictions and other circumstances reasonably designed not to affect the status of the offer and sale of the Securities in the United States and to U.S. persons contemplated by this Agreement as transactions exempt from the registration provisions of the Act;

(x)            At the Time of Delivery, the Indenture will conform in all material respects to the requirements of the Trust Indenture Act of 1939, as amended (the “TIA”), and the rules and regulations of the Commission applicable to an indenture which is qualified thereunder;

(y)           No registration of the Securities under the Act, and no qualification of an indenture under the TIA with respect thereto, is required for the offer, sale and initial resale of the Securities by the Purchasers in the manner contemplated by this Agreement;

(z)            Deloitte & Touche LLP, Ernst & Young LLP and PricewaterhouseCoopers LLP, who have certified certain financial statements of the Company and/or its Subsidiaries, are independent certified public accountants with respect to the Company and its Subsidiaries under Rule 101 of the Code of Professional Conduct of the American Institute of Certified Public Accountants, and its rulings and interpretations;

(aa)          The Company and each of its Subsidiaries has complied in all respects with all laws, regulations and orders applicable to it or its businesses the violation of which would have a Material Adverse Effect, and the Company and each of its Subsidiaries possess all necessary certificates, authorities, licenses or permits issued by appropriate governmental agencies or bodies necessary to the conduct of the business now operated by them except to the extent that the failure to obtain such certificates, authorities, licenses or permits would not reasonably be expected to have a Material Adverse Effect and have not received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit that, if determined adversely to the Company or any of its Subsidiaries, would reasonably be expected to have a Material Adverse Effect;

(bb)         (i) No labor disturbance by the employees of the Company or any of its Subsidiaries exist or, to the knowledge of the Company and its Subsidiaries, is imminent; and (ii) there are no unfair labor practice complaints pending against the Company or any of its Subsidiaries or, to the knowledge of the Company and its Subsidiaries, is threatened against any of them, which, in the case of either (i) or (ii), would result in a Material Adverse Effect;

(cc)          The Company and each of its Subsidiaries owns or possesses or has the right to use the patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names (collectively, the “Intellectual Property”) presently employed by it in connection with, and material to, collectively or in the aggregate, the operation of the businesses now operated by it, and, except as described in the Pricing Disclosure Package, none of the Company or its Subsidiaries has received any notice of infringement of or conflict with asserted rights of others with respect to the foregoing which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect;

(dd)         The financial statements included in the Pricing Disclosure Package and the Final Offering Memorandum present fairly the financial position of the Company and its consolidated Subsidiaries as of the dates shown and their results of operations and cash flows for the periods shown, and such financial statements have been prepared in conformity with the generally accepted accounting principles in the United States applied on a consistent basis; and the assumptions used in preparing the pro forma financial information included in the Pricing Disclosure Package and the Final Offering Memorandum provide a reasonable basis for presenting the significant effects directly attributable to the offering of the Securities and the use of proceeds therefrom, and the related pro forma adjustments give appropriate effect to those assumptions;

2.             Subject to the terms and conditions herein set forth, the Company agrees to issue and sell to each of the Purchasers, and each of the Purchasers agrees, severally and not jointly, to purchase from the Company, at a purchase price of 97.75% of the principal amount thereof, plus accrued interest, if any, from April 4, 2006 to the Time of Delivery (as defined below) hereunder, the principal amount of Securities set forth opposite the name of such Purchaser in Schedule I hereto.

3.             Upon the authorization by you of the release of the Securities, the several Purchasers propose to offer the Securities for sale upon the terms and conditions set forth in this Agreement and the Final Offering Memorandum and each Purchaser hereby represents and warrants to, and agrees with the Company that:

(a)            It will offer and sell the Securities only to persons who it reasonably believes are (i) ”qualified institutional buyers” (“QIBs”) within the meaning of Rule 144A under the Act in transactions meeting the requirements of Rule 144A or, (ii) upon the terms and conditions set forth in Annex A to this Agreement; and

(b)           It will not offer or sell the Securities by any form of general solicitation or general advertising, including but not limited to the methods described in Rule 502(c) under the Act.

4.             (a)  The Securities to be purchased by each Purchaser hereunder will be represented by one or more definitive global Securities in book-entry form which will be deposited by or on behalf of the Company with The Depository Trust Company (“DTC”) or its designated custodian.  The Company will deliver the Securities to Lehman Brothers Inc., for the account of each Purchaser, against payment by or on behalf of such Purchaser of the purchase price therefor by certified or official bank check or checks, payable to the order of the Company in Federal (same day) funds, by causing DTC to credit the Securities to the account of Lehman Brothers Inc. at DTC.  The Company will cause the certificates representing the Securities to be made available to the Purchasers for checking at least twenty-four hours prior to the Time of Delivery (as defined below) at the office of DTC or its designated custodian (the “Designated Office”). The time and date of such delivery and payment shall be 9:30 a.m., New York City time, on April 4, 2006 or such other time and date as the Purchasers and the Company may agree upon in writing.  Such time and date are herein called the “Time of Delivery”.

(b)           The Securities and other documents to be delivered at the Time of Delivery by or on behalf of the parties hereto pursuant to Section 7 hereof, including the cross-receipt for the Securities and any additional documents requested by the Purchasers pursuant to Section 7 hereof, will be delivered at the Time of Delivery at the offices of Simpson Thacher & Bartlett LLP, 425 Lexington Avenue, New York, New York 10017 (the “Closing Location”), and the Securities will be delivered at the Designated Office, all at the Time of Delivery.  A meeting will be held at the Closing Location at 5:00 p.m., New York City time, on the New York Business Day next preceding the Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto.  For the purposes of this Section 4, “New York Business Day” shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close.

5.             The Company agrees with each of the Purchasers:

(a)            To prepare the Pricing Disclosure Package and the Final Offering Memorandum in a form approved by you; to make no amendment or any supplement to the Pricing Disclosure Package or the Final Offering Memorandum which shall be disapproved by you promptly after reasonable notice thereof; and to furnish you with copies thereof;

(b)           Promptly from time to time to take such action as you may reasonably request to qualify the Securities for offering and sale under the securities laws of such jurisdictions as you may reasonably request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Securities, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

(c)            To furnish the Purchasers with copies of the Pricing Disclosure Package and the Final Offering Memorandum and each amendment or supplement thereto with the independent accountants’ report(s) in the Pricing Disclosure Package and the Final Offering Memorandum,

and any amendment or supplement containing amendments to the financial statements covered by such report(s), signed by the accountants, and additional written and electronic copies thereof in such quantities as you may from time to time reasonably request, and if, at any time prior to the expiration of nine months after the date of the Final Offering Memorandum, any event shall have occurred as a result of which the Final Offering Memorandum as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Final Offering Memorandum is delivered, not misleading, or, if for any other reason it shall be necessary or desirable during such same period to amend or supplement the Final Offering Memorandum, to notify you and upon your request to prepare and furnish without charge to each Purchaser and to any dealer in securities as many written and electronic copies as you may from time to time reasonably request of an amended Final Offering Memorandum or a supplement to the Final Offering Memorandum which will correct such statement or omission or effect such compliance;

(d)           During the period beginning from the date hereof and continuing until the date 90 days after the Time of Delivery, not to offer, sell contract to sell or otherwise dispose of, except as provided hereunder, any securities of the Company or any of its Subsidiaries that are substantially similar to the Securities without the prior written consent of Lehman Brothers Inc. and Banc of America Securities LLC;

(e)            Not to be or become, at any time prior to the expiration of three years after the Time of Delivery, an open-end investment company, unit investment trust, closed-end investment company or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act;

(f)            At any time when the Company is not subject to Section 13 or 15(d) of the Exchange Act, for the benefit of holders from time to time of Securities, to furnish at its expense, upon request, to holders of Securities and prospective purchasers of securities information (the “Additional Issuer Information”) satisfying the requirements of subsection (d)(4)(i) of Rule 144A under the Act;

(g)           If requested by you, to use its best efforts to cause the Securities to be eligible for the PORTAL trading system of the National Association of Securities Dealers, Inc.;

(h)           At any time when the Company is not subject to Section 13 or 15(d) of the Exchange Act, to furnish to the holders of the Securities as soon as practicable after the end of each fiscal year an annual report (including a balance sheet and statements of income, stockholders’ equity and cash flows of the Company and its Subsidiaries certified by independent public accountants) and, as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the date of the Final Offering Memorandum), to make available to its stockholders consolidated summary financial information of the Company and its Subsidiaries for such quarter in reasonable detail;

(i)             During a period of five years from the date of the Final Offering Memorandum, to furnish to you copies of all reports or other communications (financial or other) generally furnished to stockholders of the Company, and to deliver to you (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any securities exchange on which the Securities or any class of securities of the Company is listed; and (ii) such additional information concerning the business and financial condition of the Company as you may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of the Company and its Subsidiaries are consolidated in reports furnished to the stockholders generally or to the Commission); provided that the Company’s filings of any of the foregoing materials with the Commission that are publicly available on the Commission’s EDGAR database shall be deemed to have been furnished to you at the time of such filing;

(j)             During the period of two years after the Time of Delivery, the Company will not, and will not permit any of its “affiliates” (as defined in Rule 144 under the Act) (other than KKR Financial Corp. or any of its affiliates, and any affiliate of DLJ Merchant Banking Partners III, L.P. in its capacity as a commercial bank or commercial lender, investment bank, broker-dealer, securities trader, market-maker, money manager, financial advisor or other similar capacity, in each case acting in the ordinary course of its business) to, resell any of the Securities which constitute “restricted securities” under Rule 144 that have been reacquired by any of them;

(k)            To use the net proceeds received by it from the sale of the Securities pursuant to this Agreement in the manner specified in the Pricing Disclosure Package and the Final Offering Memorandum under the caption “Use of Proceeds”, provided that in the event all or any portion of such net proceeds are utilized by the Company to pay a dividend in respect of its capital stock, the Company shall not declare or pay any dividend in excess of the maximum amount permitted to be declared and paid as a dividend by the Company at such time pursuant to the Delaware General Corporation Law;

(l)             (i) The Company represents and agrees that, unless it obtains the prior consent of each Purchaser, and each Purchaser represents and agrees that, unless it obtains the prior consent of the Company and each other Purchaser, it has not made and will not make any offer relating to the Offered Securities that would constitute an Issuer Free Writing Communication; and (ii) for purposes of clause (i), the Company consents to the use by any Purchaser of a Free Writing Communication that contains only (1) information describing the preliminary terms of the Securities or their offering or (2) information that describes the final terms of the Securities or their offering and that is included in the Terms Communication or is included in or is subsequently included in the Final Offering Memorandum, it being understood and agreed that any such Free Writing Communication shall not be an Issuer Free Writing Communication for purposes of this Agreement.

6.             The Company covenants and agrees with the several Purchasers that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company’s counsel and accountants in connection with the issue of the Securities and all other expenses in connection with the preparation, printing and filing of the Preliminary Offering Memorandum and the Final Offering Memorandum and any amendments and supplements thereto, any other documents comprising any part of the Pricing Disclosure Package, each item of Supplemental Marketing Material and the mailing and delivering of copies thereof to the Purchaser and dealers; (ii) the cost of printing or reproducing any agreement among Purchasers, the Operative Documents, the Blue Sky and Legal Investment Memoranda, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Securities; (iii) all reasonable expenses in connection with the qualification of the Securities for offering and sale under state securities laws as provided in Section 5(b) hereof, including the reasonable fees and disbursements of counsel for the Purchasers in connection with such qualification and in connection with the Blue Sky and legal investment surveys; (iv) any fees charged by securities rating services for rating the Securities; (v) the cost of preparing the Securities; (vi) the fees and expenses of the Trustee and any agent of the Trustee and the fees and disbursements of counsel for the Trustee in connection with the Indenture and the Securities; (vii) any cost incurred in connection with the designation of the Securities for trading in PORTAL; and (viii) all other reasonable costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section.  It is understood, however, that, except as provided in this Section, and Sections 8 and 11 hereof, the Purchasers will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Securities by them, and any advertising expenses connected with any offers they may make.

7.             The obligations of the Purchasers hereunder shall be subject, in their discretion, to the condition that all representations and warranties and other statements of the Company herein are, at and as of the Time of Delivery, true and correct, the condition that the Company shall have performed all of their obligations hereunder theretofore to be performed, and the following additional conditions:

(a)           Cravath, Swaine & Moore LLP, counsel for the Purchasers, shall have furnished to you such opinion or opinions, dated the Time of Delivery, with respect to such matters as you may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

(b)           Simpson Thacher & Bartlett LLP, counsel for the Company, shall have furnished to you their written opinion, dated the Time of Delivery, in form and substance satisfactory to you, to the effect that:

(i)            Each of the Company and each of the Subsidiaries listed on Schedule III (other than The Lehigh Press, Inc.) has been duly incorporated and is validly existing and in good standing as a corporation under the law of its state of incorporation or organization and has full corporate power and authority to conduct its business as described in the Pricing Disclosure Package and the Final Offering Memorandum;

(ii)           All of the issued shares of capital stock of Visant Secondary Holdings Corp. have been duly and validly authorized and issued, and fully paid and non assessable and are owned directly by the Company, free and clear of all liens, encumbrances, equities or claims;

(iii)          All of the issued shares of capital stock of Visant Corporation have been duly and validly authorized and issued, are fully paid and non assessable, and (except as otherwise set forth in the Pricing Disclosure Package and the Final Offering Memorandum) are owned directly by Visant Secondary Holdings Corp., free and clear of all liens, encumbrances, equities or claims;

(iv)          The Indenture has been duly authorized, executed and delivered by the Company and, assuming that the Indenture is the valid and legally binding obligation of the Trustee, constitutes a valid and legally binding obligation of the Company enforceable against the Company in accordance with its terms;

(v)           The Securities have been duly authorized, executed and delivered by the Company and, assuming due authentication of the Securities by the Trustee and upon payment and delivery in accordance with this Agreement, will constitute valid and legally binding obligations of the Company enforceable against the Company in accordance with their terms and entitled to the benefits of the Indenture;

(vi)          The Exchange Securities have been duly authorized by the Company;

(vii)         The Registration Rights Agreement has been duly authorized, executed and delivered by the Company and, assuming that the Registration Rights Agreement is the valid and legally binding obligation of the Purchasers, constitutes a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms;

(viii)        (A) The statements made in the Preliminary Offering Memorandum and the Final Offering Memorandum under the caption “Description of the Notes” (in the case of the Preliminary Offering Memorandum, as such description shall have been supplemented by the Terms Communication), (B) the statements made in the Preliminary Offering Memorandum and the Final Offering Memorandum under the caption and “Description of Other Indebtedness” and (C) the statements made in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005, in Item 13., “Certain Relationships and Related Party Transactions”, in each case, insofar as they purport to constitute summaries of certain terms of documents referred to therein, constitute accurate summaries of the terms of such documents in all material respects;

(ix)           The statements made in the Preliminary Offering Memorandum and the Final Offering Memorandum under the caption “Certain United States Federal Income and Estate Tax Consequences” (in the case of the Preliminary Offering Memorandum, as such description shall have been supplemented by the Terms Communication), insofar as they purport to constitute summaries of matters of United States federal tax law and regulations or legal conclusions with respect thereto, constitute accurate summaries of the matters described therein in all material respects;

(x)            This Agreement has been duly authorized, executed and delivered by the Company;

(xi)           The issue and sale of the Securities by the Company, the execution, delivery and performance by the Company of this Agreement, the execution, delivery and performance by the Company of the Registration Rights Agreement, the execution, delivery and performance by the Company of the Indenture and the consummation of the transactions provided for in the Purchase Agreement and in the Registration Rights Agreement (including the Company’s use of the net proceeds from the sale of the Securities in the manner specified in the Pricing Disclosure Package and the Final Offering Memorandum under the caption “Use of Proceeds”) will not breach or result in a default under any indenture (expressly including the Indenture, dated as of December 2, 2003, between Jostens Holding Corp. and BNY Midwest Trust Company), mortgage, deed of trust, loan agreement or other agreement or instrument identified on the annexed schedule furnished to us by the Company and which the Company has represented lists all material agreements and instruments to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound or to which any of the property or assets of the Company or any of its Subsidiaries is subject, nor will such action violate the Certificate of Incorporation or By-laws of the Company, any federal or New York statute or the Delaware General Corporation Law or any rule or regulation that has been issued pursuant to any federal or New York statute or the Delaware General Corporation Law or any order known to us issued pursuant to any federal or New York statute or the Delaware General Corporation Law by any court or governmental agency or body having jurisdiction over the Company or any of its Subsidiaries or any of their properties, except that it is understood that no opinion will be given pursuant to this paragraph (xi) with respect to any federal or state securities law or any rule or regulation issued pursuant to any federal or state securities law;

(xii)          No consent, approval, authorization, order, registration or qualification of or with any federal or New York governmental agency or body or any Delaware governmental agency or body acting pursuant to the Delaware General Corporation Law or, to our knowledge, any federal or New York court or any Delaware court acting pursuant to the Delaware General Corporation Law is required for the issue and sale of the Securities by the Company and the compliance by the Company with all of the provisions of this Agreement, the Registration Rights Agreement and the Indenture, except that it is understood that no opinion is given in this paragraph (xii)  with respect to any federal or state securities law or any rule or regulation issued pursuant to any federal or state securities law;

(xiii)         No registration under the Act of the Securities and no qualification of the Indenture under the TIA is required for the offer and sale of the Securities by the Company to the Purchasers or the reoffer and resale of the Securities by the Purchasers to the initial purchasers therefrom solely in the manner contemplated by the Final Offering Memorandum, this Agreement and the Indenture; and

(xiv)        The Company is not an “investment company” within the meaning of and subject to regulation under the Investment Company Act.

The opinions set forth in paragraphs (iv), (v), and (vii) above are subject to (1) the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, (2) general equitable principles (whether considered in a proceeding in equity or at law) and (3) an implied covenant of good faith and fair dealing.  The opinion in paragraph (vii) above is further limited by considerations of public policy.

(c)           Sheri K. Hank, Associate General Counsel of Jostens, Inc., shall have furnished to you her written opinion, dated the Time of Delivery, in form and substance satisfactory to you, to the effect that:

(i)            Jostens, Inc. has been duly incorporated and is validly existing and in good standing as a corporation under the laws of the State of Minnesota and has full corporate power and authority to conduct its business as described in the Pricing Disclosure Package and the Final Offering Memorandum;

(ii)           Jostens, Inc. has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except where the failure to so qualify and be in good standing could not reasonably be expected to have a Material Adverse Effect;

(iii)          All of the issued shares of capital stock of Jostens, Inc. have been duly and validly authorized and issued, are fully paid and non assessable, and (except as otherwise set forth in the Pricing Disclosure Package and the Final Offering Memorandum) are owned directly or indirectly by Visant Corporation, free and clear of all liens, encumbrances, equities or claims; and

(iv)          To such counsel’s knowledge and other than as set forth in the Pricing Disclosure Package and the Final Offering Memorandum, there are no legal or governmental proceedings pending to which Jostens, Inc. or any of its Subsidiaries is a party or of which any property of Jostens, Inc. or any such Subsidiary is the subject which, if determined adversely to Jostens, Inc. or any of its Subsidiaries, would individually or in the aggregate have a Material Adverse Effect; and, to such counsel’s knowledge, no such proceedings are threatened by governmental authorities or threatened by others.

(d)           Marie D. Hlavaty, General Counsel of the Company, shall have furnished to you her written opinion, dated the Time of Delivery, in form and substance satisfactory to you, to the effect that:

(i)            Each of the Company and each of the Subsidiaries listed on Schedule III has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except where the failure to so qualify and be in good standing could not reasonably be expected to have a Material Adverse Effect;

(ii)           To such counsel’s knowledge and other than as set forth in the Pricing Disclosure Package and the Final Offering Memorandum, there are no legal or governmental proceedings pending to which the Company or any of its Subsidiaries (other than Jostens, Inc. and its Subsidiaries) is a party or of which any property of the Company or such subsidiary is the subject which, if determined adversely to the Company or any of its Subsidiaries (other than Jostens, Inc. and its Subsidiaries), would individually or in the aggregate have a Material Adverse Effect; and, to such counsel’s knowledge, no such proceedings are threatened by governmental authorities or threatened by others;

(iii)          Other than the Registration Rights Agreement and the Existing Exchange and Registration Rights Agreements or as described in the Pricing Disclosure Package and the Final Offering Memorandum, there are no contracts, agreements or understandings between the Company or any of its Subsidiaries and any person granting such person the right to require the Company or any of its Subsidiaries to file a registration statement under the Securities Act with respect to any securities of the Company or to require the Company or any of its Subsidiaries to include such securities with the Exchange Securities registered pursuant to any Registration Statement (as such term is defined in the Registration Rights Agreement); and

(iv)          All of the issued shares of capital stock of each of Von Hoffman Holdings Inc. and AHC I Acquisition Corp. have been duly and validly authorized and issued, are fully paid and non assessable, and (except as otherwise set forth in the Pricing Disclosure Package and the Final Offering Memorandum) are owned directly by Visant Corporation, free and clear of all liens, encumbrances, equities or claims.

(e)           Simpson Thacher & Bartlett LLP, counsel for the Company, shall have furnished to you a letter, dated the Time of Delivery, in form and substance satisfactory to you, to the effect that:

(i)            In connection with, and under the circumstances applicable to the offering of the Securities, such counsel participated in conferences with certain officers and employees of the Company and with representatives of Deloitte & Touche LLP and Ernst & Young LLP in the course of the preparation by the Company of the Preliminary Offering Memorandum, the Pricing Disclosure Package and the Final Offering Memorandum (including the documents incorporated by reference therein) and also reviewed certain records and documents furnished to such counsel by the Company, as well as the documents delivered to you at the closing.  Based upon such counsel’s review of the Pricing Disclosure Package and the Offering Memorandum, its participation in the conferences referred to above, its review of the corporate and other records and documents as described above, as well as its understanding of the U.S. federal securities laws and the experience it has gained in its practice thereunder, nothing has come to its attention that causes it to believe that (A) the Pricing Disclosure Package, as of the Applicable Time, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that such counsel expresses no belief in this clause (A) with respect to the final terms of the Notes, the final pricing or distribution terms of the offering of the Notes or information based upon or derived therefrom, in each case to the extent not included in the Pricing Disclosure Package or (B) the Final Offering Memorandum, as of its date or as of the date hereof, contained or contains any untrue statement of a material fact or omitted or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that such counsel expresses no belief in either clauses (A) or (B) above with respect to the financial statements or other financial data contained in or omitted from the Pricing Disclosure Package or the Offering Memorandum.

(f)            On the date of the Final Offering Memorandum prior to the execution of this Agreement and also at the Time of Delivery, each of Deloitte & Touche LLP, Ernst & Young LLP and PricewaterhouseCoopers LLP shall have furnished to you a letter or letters, dated the date of the Final Offering Memorandum (in the case of Deloitte & Touche LLP and Ernst & Young LLP) and the Time of Delivery (in the case of Deloitte & Touche LLP, Ernst & Young LLP and PricewaterhouseCoopers LLP), in form and substance reasonably satisfactory to you containing the information and statements of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to financial statements and certain financial information contained in the Pricing Disclosure Package and the Final Offering Memorandum in accordance with the Statement on Auditing Standards 72 as well as any other information reasonably requested by you;

(g)           Subsequent to the execution and delivery of this Agreement, there shall not have occurred (A) any change in the financial condition, business, properties or results of operations of the Company or its Subsidiaries which, in the reasonable judgment of a majority in interest of the Purchasers is material and adverse and makes it impractical or inadvisable to proceed with completion of the offering or the sale of and payment for the Securities; (B) any material suspension or material limitation of trading in securities generally on the New York Stock Exchange, or any setting of minimum prices for trading on such exchange; (C) any suspension of trading of any securities of the Company on any exchange or in the over-the-counter market other than any suspension required to complete the Transactions; (D) any banking moratorium declared by U.S. Federal or New York authorities; or (E) any outbreak or escalation of hostilities in which the United States is involved, any declaration of war by Congress or any other substantial national or international calamity or emergency if, in the judgment of a majority in interest of the Purchasers, the effect of any such outbreak, escalation, declaration, calamity or emergency makes it impractical or inadvisable to proceed with completion of the offering or the sale of and payment for the Securities;

(h)           The Securities have been designated for trading on PORTAL;

(i)             The Company shall have furnished or caused to be furnished to you at the Time of Delivery certificates of officers of the Company satisfactory to you (and to the best of such officers’ knowledge after reasonable investigation) as to the accuracy of the representations and warranties of the Company herein at and as of such Time of Delivery, as to the performance by the Company of all of its obligations hereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in clauses (A) and (C) of subsection (g) of this Section and as to such other matters as you may reasonably request;

(j)             The Company shall have entered into the Registration Rights Agreement and you shall have received executed counterparts thereof; and

(k)            The Company shall have furnished the certificate of Paul B. Carousso, Vice President, Finance of the Company, attached hereto as Annex B.

8.             (a)  The Company will indemnify and hold harmless each Purchaser, its partners, members, directors, officers, affiliates and each person, if any who controls such Purchase within the meaning of Section 15 of the Act (each, a “Purchaser Indemnified Party”), against any losses, claims, damages or liabilities, joint or several, to which such Purchaser Indemnified Party may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Offering Memorandum or the Final Offering Memorandum, or any amendment or supplement thereto, or any Issuer Free Writing Communication or Supplemental Marketing Material, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and will reimburse each Purchaser Indemnified Party for any legal or other expenses reasonably incurred by such Purchaser Indemnified Party in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company by any Purchaser Indemnified Party expressly for use therein, it being understood and agreed that the only such information furnished by any such Purchaser consists of the following information in the Preliminary Offering Memorandum and Final Offering Memorandum furnished on behalf of each Purchaser: the third and fifth paragraphs, the seventh and eight sentences of the tenth paragraph and the fourth and fifth sentences of the twelfth paragraph, each under the heading “Plan of Distribution” in the Preliminary Offering Memorandum and the Final Offering Memorandum; and provided, further, that the foregoing indemnity agreement with respect to losses, claims, damages or liabilities shall not inure to the benefit of any Purchaser (or any person controlling any Purchaser) with respect to any losses, claims, damages arising out of or based upon (x) any untrue statement or alleged untrue statement of any material fact in the Preliminary Offering Memorandum or (y) the omission or alleged omission to state in the Preliminary Offering Memorandum a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, if:  (1) the Company furnished sufficient copies of an Issuer Free Writing Communication on a timely basis to permit delivery to all persons purchasing notes from the purchasers in the initial resale of such notes (each such person, an “Initial Resale Purchaser”) at or prior to the Applicable Time; (2) the Initial Resale Purchaser asserting such losses, claims, damages or liabilities purchased Securities in the initial resale from the Purchasers and a copy of the Issuer Free Writing Communication was not sent or given by or on behalf of such Purchaser to such Initial Resale Purchaser; and (3) the Issuer Free Writing Communication would have cured the defect giving rise to such losses, claims, damages or liabilities.

(b)           Each Purchaser will, severally and not jointly, indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Offering Memorandum or the Final Offering Memorandum, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Offering Memorandum or the Final Offering Memorandum or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Purchaser expressly for use therein, it being understood and agreed that the only such information furnished by any such Purchaser consists of the following information in the Preliminary Offering Memorandum and the Final Offering Memorandum furnished on behalf of each Purchaser: the third and fifth paragraphs, the seventh and eight sentences of the tenth paragraph and the fourth and fifth sentences of the twelfth paragraph, each under the heading “Plan of Distribution” in the Preliminary Offering Memorandum and the Final Offering Memorandum; and will reimburse the Company for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such action or claim as such expenses are incurred.

(c)           Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection.  In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation.  No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any indemnified party.

(d)           If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Purchasers on the other from the offering of the Securities.  If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Purchasers on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations.  The relative benefits received by the Company on the one hand and the Purchasers on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Purchasers, in each case as set forth in the Final Offering Memorandum.  The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Purchasers on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.  The Company and the Purchasers agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d).  The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.  Notwithstanding the provisions of this subsection (d), no Purchaser shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to investors were offered to investors exceeds the amount of any damages which such Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. The Purchasers’ obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

(e)           The obligations of the Company under this Section 8 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Purchaser within the meaning of the Act; and the obligations of the Purchasers under this Section 8 shall be in addition to any liability which the respective Purchasers may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company within the meaning of the Act.

9.             (a)  If any Purchaser shall default in its obligation to purchase the Securities which it has agreed to purchase hereunder, you may in your discretion arrange for you or another party or other parties to purchase such Securities on the terms contained herein.  If within thirty-six hours after such default by any Purchaser you do not arrange for the purchase of such Securities, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to you to purchase such Securities on such terms.  In the event that, within the respective prescribed periods, you notify the Company that you have so arranged for the purchase of such Securities, or the Company notifies you that it has so arranged for the purchase of such Securities, you or the Company shall have the right to postpone the Time of Delivery for a period of not more than  seven days, in order to effect whatever changes may thereby be made necessary in the Final Offering Memorandum, or in any other documents or arrangements, and the Company agrees to prepare promptly any amendments to the Final Offering Memorandum which in your opinion may thereby be made necessary.  The term “Purchaser” as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Securities.

(b)           If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Purchaser or Purchasers by you and the Company as provided in subsection (a) above, the aggregate principal amount of such Securities which remains unpurchased does not exceed one-eleventh of the aggregate principal amount of all the Securities, then the Company shall have the right to require each non-defaulting Purchaser to purchase the principal amount of Securities which such Purchaser agreed to purchase hereunder and, in addition, to require each non-defaulting Purchaser to purchase its pro rata share (based on the principal amount of Securities which such Purchaser agreed to purchase hereunder) of the Securities of such defaulting Purchaser or Purchasers for which such arrangements have not been made; but nothing herein shall relieve a defaulting Purchaser from liability for its default.

(c)           If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Purchaser or Purchasers by you and the Company as provided in subsection (a) above, the aggregate principal amount of Securities which remains unpurchased exceeds one-eleventh of the aggregate principal amount of all the Securities, or if the Company shall not exercise the right described in subsection (b) above to require non-defaulting Purchasers to purchase Securities of a defaulting Purchaser or Purchasers, then this Agreement shall thereupon terminate, without liability on the part of any non-defaulting Purchaser or the Company, except for the expenses to be borne by the Company and the Purchasers as provided in Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Purchaser from liability for its default.

10.           The respective indemnities, agreements, representations, warranties and other statements of the Company and the several Purchasers, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Purchaser or any controlling person of any Purchaser, or the Company or any of its Subsidiaries, or any officer or director or controlling person of the Company or any of its Subsidiaries, and shall survive delivery of and payment for the Securities.

11.           If this Agreement shall be terminated pursuant to Section 9 hereof, the Company shall not then be under any liability to any Purchaser except as provided in Sections 6 and 8 hereof; but, if for any other reason, the Securities are not delivered by or on behalf of the Company as provided herein, the Company will reimburse the Purchasers through you for all out-of-pocket expenses approved in writing by you, including reasonable fees and disbursements of counsel, reasonably incurred by the Purchasers in making preparations for the purchase, sale and delivery of the Securities, but the Company shall then be under no further liability to any Purchaser except as provided in Sections 6 and 8 hereof.

12.           In all dealings hereunder, you shall act on behalf of each of the Purchasers, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Purchaser made or given by you.

All statements, requests, notices and agreements hereunder shall be in writing, and if to the Purchasers shall be delivered or sent by mail, telex or facsimile transmission to Lehman Brothers Inc., 745 Seventh Avenue New York, New York 10019, Attention: Syndicate Department (Fax: 646-834-8133) and Banc of America Securities LLC, 9 West 57th Street, 40th Floor, New York, New York 10019, Attention: Legal Department (Fax: 212-901-7897); and if to the Company shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Final Offering Memorandum, Attention: General Counsel; provided, however, that any notice to a Purchaser pursuant to Section 8(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Purchaser at Lehman Brothers Inc., 745 Seventh Avenue New York, New York 10019, Attention: Syndicate Department (Fax: 646-834-8133) and Banc of America Securities LLC, 9 West 57th Street, 40th Floor, New York, New York 10019, Attention: Legal Department (Fax: 212-901-7897), or at its address set forth in its Purchasers’ Questionnaire or telex constituting such Questionnaire.  Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

13.           This Agreement shall be binding upon, and inure solely to the benefit of, the Purchasers, the Company and, to the extent provided in Sections 8 and 10 hereof, the officers and directors of the Company and each person who controls the Company or any Purchaser, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Securities from any Purchaser shall be deemed a successor or assign by reason merely of such purchase.

14.           Time shall be of the essence of this Agreement.

15.           This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

16.           This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

17.           The Company  acknowledges and agrees that in connection with the offering, sale or any other services the Purchasers may be deemed to be providing hereunder, notwithstanding any preexisting relationship, advisory or otherwise, between the parties or any oral representations or assurances previously or subsequently made by the Purchasers:  (i) no fiduciary or agency relationship between the Company and any other person, on the one hand, and the Purchasers, on the other, exists; (ii) the Purchasers are not acting as advisors, expert or otherwise, to the Company, including, without limitation, with respect to the determination of the purchase price of the Securities, and such relationship between the Company, on the one hand, and the Purchasers, on the other, is entirely and solely commercial, based on arms-length negotiations; ~~(iii)~~ any duties and obligations that the Purchasers may have to the Company shall be limited to those duties and obligations specifically stated herein; and (iv) the Purchasers and their respective affiliates may have interests that differ from those of the Company.  The Company hereby waives any claims that the Company may have against the Purchasers with respect to any breach of fiduciary duty in connection with this offering.

18.           If the foregoing is in accordance with your understanding, please sign and return to us one for the Company and each of the Purchasers plus one for each counsel counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the Purchasers, this letter and such acceptance hereof shall constitute a binding agreement between each of the Purchasers and the Company.  It is understood that your acceptance of this letter on behalf of each of the Purchasers is pursuant to the authority set forth in a form of Agreement among Purchasers, the form of which shall be submitted to the Company for examination upon request, but without warranty on your part as to the authority of the signers thereof.

[Signature Pages Follow]

Very truly yours,

Visant Holding Corp.

By:	/s/ John Sorensen
Name: John Sorensen
Title: Vice President and Treasurer

Signature page to the Purchase Agreement

Accepted as of the date hereof:

By: Lehman Brothers Inc.

By:	/s/ John Cokinos
Name: John Cokinos
Title: Managing Director

By: Banc of America Securities LLC

By:	/s/ Peter Glaser
Name: Peter Glaser
Title: Managing Director

Signature page to the Purchase Agreement

SCHEDULE I

Purchaser	Principal Amount of Securities to be Purchased

Lehman Brothers Inc.	$233,333,000
Banc of America Securities LLC	116,667,000

Total	$350,000,000

SCHEDULE II

Issuer Free Writing Communications

Pricing Supplement dated March 31, 2006.

SCHEDULE III

Subsidiaries of Visant Holding Corp.

Name of Subsidiary	Jurisdiction of Incorporation or Organization
AHC I Acquisition Corp.	Delaware
AKI Holding Corp.	Delaware
AKI, Inc.	Delaware
Anthology, Inc. (f/k/a H&S Graphics, Inc.)	Delaware
IST, Corp.	Delaware
Precision Offset Printing Company	Delaware
The Lehigh Press, Inc.	Pennsylvania
Visant Corporation	Delaware
Visant Secondary Holdings Corp.	Delaware
Von Hoffmann Corporation	Delaware
Von Hoffmann Holdings, Inc.	Delaware

ANNEX A

(1)           The Securities have not been and will not be registered under the Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except in accordance with Regulation S under the Act or pursuant to an exemption from the registration requirements of the Act.  Each Purchaser represents that it has offered and sold the Securities, and will offer and sell the Securities (i) as part of their distribution at any time and (ii) otherwise until 40 days after the later of the commencement of the offering and the Time of Delivery, only in accordance with Rule 903 of Regulation S or Rule 144A under the Act.  Accordingly, each Purchaser agrees that neither it, its affiliates nor any persons acting on its or their behalf has engaged or will engage in any directed selling efforts with respect to the Securities, and it and they have complied and will comply with the offering restrictions requirement of Regulation S.  Each Purchaser agrees that, at or prior to confirmation of sale of Securities (other than a sale pursuant to Rule 144A), it will have sent to each distributor, dealer or person receiving a selling concession, fee or other remuneration that purchases Securities from it during the restricted period a confirmation or notice to substantially the following effect:

“The Securities covered hereby have not been registered under the U.S. Securities Act of 1933 (the “Securities Act”) and may not be offered and sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of their distribution at any time or (ii) otherwise until 40 days after the later of the commencement of the offering and the closing date, except in either case in accordance with Regulation S (or Rule 144A if available) under the Securities Act.  Terms used above have the meaning given to them by Regulation S.”

Terms used in this paragraph have the meanings given to them by Regulation S.

Each Purchaser further agrees that it has not entered and will not enter into any contractual arrangement with respect to the distribution or delivery of the Securities, except with its affiliates or with the prior written consent of the Company.